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                                                                    EXHIBIT 10.3

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "Agreement"), dated as of June 29, 2004, is made by VISKASE COMPANIES, INC.., a Delaware corporation ("Pledgor"), and WELLS FARGO FOOTHILL, INC., a California corporation (together with its successors and assigns, the "Pledgee").

                                    RECITALS:

      A. Pledgor is the sole shareholder of (i) Viskase Films, Inc., a Delaware corporation ("Viskase Films"), and (ii) WSC Corp., a Delaware corporation doing business as Wisconsin Steel Company ("WSC").

      B. Pledgor is a party with the Pledgee, to that certain Loan and Security Agreement of even date herewith (as the same may be amended, supplemented or modified from time to time, the "Loan Agreement"), pursuant to which the Pledgor has requested that the Pledgee make certain loans to the Pledgor; capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement.

      C. It is a condition precedent to the making of the loans under and pursuant to the Loan Agreement that the Pledgor execute and deliver this Agreement and shall have made the pledge contemplated hereunder in favor of the Pledgee for the benefit of the Pledgee and the Bank Product Providers.

      NOW, THEREFORE, in consideration of the premises hereinabove, and to induce the Pledgee to make the loans identified hereinabove pursuant to the Loan Agreement and in consideration of the benefits accruing to the Pledgor, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Pledgor hereby covenants and agrees with the Pledgee for the benefit of the Pledgee and the Bank Product Providers as follows:

      1. SECURITY FOR OBLIGATIONS. This Agreement is for the benefit of the Pledgee and the Bank Product Providers to secure the prompt and complete payment and performance when due of any and all of the Obligations.

      2. DEFINITION OF PLEDGED COLLATERAL. As used herein, the term "Pledged Collateral" shall mean the securities and investment property described on Annex A attached hereto and made a part hereof, and any additional Pledged Collateral acquired pursuant to Section 3.2 below which Annex A may be supplemented from time to time pursuant to Section 3.2 below. The Pledgor represents and warrants to the Pledgee for the benefit of the Pledgee and the Bank Product Providers that on the date hereof (a) Annex A attached hereto correctly identifies the Pledged Collateral owned by Pledgor with respect to each of Viskase Films and WSC; and (b) the Pledgor is the holder of record and sole beneficial and legal owner of such Pledged Collateral.

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      3. PLEDGE OF PLEDGED COLLATERAL AND OTHER COLLATERAL.

      3.1 Pledge. To secure the Obligations and for the purposes set forth in
Section 1 hereof, Pledgor hereby pledges and collaterally assigns, and grants a security interest in and lien on, in favor of Pledgee for the benefit of the Pledgee and the Bank Product Providers, all of Pledgor's right, title and interest in, to, and under (A) the Pledged Collateral, (B) any additional Pledged Collateral acquired pursuant to Section 3.2 below (whether by purchase, dividend, merger, consolidation, sale of assets, split, spin-off, or any other dividend or distribution of any kind or otherwise), (C) all distributions, dividends, cash, certificates, liquidation rights and interests, options, rights, warrants, instruments or other property from time to time received, receivable or otherwise distributed in respect of or in exchange or substitution for any and all of the Pledged Collateral, (D) the Pledgor's right to vote the Pledged Collateral, and (E) all proceeds, products, replacements and substitutions for any of the foregoing, in each case whether now owned or hereafter acquired by the Pledgor (collectively, the "Collateral"). If the Pledged Collateral is evidenced by certificates, then the Pledgor shall concurrently herewith deposit with the Collateral Agent (as defined below), for the benefit of the Pledgee and the Collateral Agent, in accordance with the terms of that certain Intercreditor Agreement dated as of the date hereof (the "Intercreditor Agreement") by and among the Pledgor, the Pledgee and LaSalle Bank National Association (the "Collateral Agent"), the Pledged Collateral owned by the Pledgor on the date hereof and the certificates representing the Pledged Collateral accompanied by "stock powers" or an Assignment Separate From Certificate duly executed in blank by the Pledgor. Whether or not the Pledged Collateral is evidenced by certificates, the Pledgor hereby permits the Pledgee to file a Code Financing Statement naming the Pledgor as debtor and the Pledgee as secured party with respect to the Collateral with the Delaware Secretary of State, in form and substance satisfactory to the Pledgee in its sole and absolute determination, and without the requirement of the Pledgor's signature. Notwithstanding anything to the contrary contained in this Agreement, the Pledgee shall not as a result of this Agreement be responsible or liable for any obligations or liabilities of the Pledgor in the Pledgor's capacity as a shareholder, if any, and the Pledgee shall not be deemed to have assumed any of such obligations or liabilities.

      3.2 Subsequently Acquired Pledged Collateral. If at any time or from time to time after the date hereof during the term of this Agreement, the Pledgor shall acquire any additional Pledged Interests, including any further stock or equity in each of Viskase Films and WSC (whether by purchase, dividend, merger, consolidation, sale of assets, split, spin-off, or any other dividend or distribution of any kind or otherwise), if the Intercreditor Agreement is in effect at such time, then the Pledgor will forthwith pledge and, if applicable, deposit such additional Pledged Collateral with the Collateral Agent, for the benefit of the Pledgee and the Collateral Agent in accordance with the terms of the Intercreditor Agreement and deliver to the Collateral Agent, for the benefit of the Pledgee and the Collateral Agent in accordance with the terms of the Intercreditor Agreement, certificates or instruments therefor, endorsed in blank by the Pledgor or accompanied by "stock powers" or an Assignment Separate From Certificate duly executed in blank by the Pledgor, and will promptly thereafter deliver to the Collateral Agent, for the benefit of the Pledgee and the Collateral Agent in accordance with the terms of the Intercreditor Agreement, a certificate (which shall be deemed to supplement Annex A attached hereto) executed by the Pledgor describing such Pledged Collateral and the other Pledged Collateral pledged to the Pledgee, and certifying that the same have been duly pledged with the Pledgee hereunder. If the Intercreditor Agreement is not in effect at such time, then the Pledgor will

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make such deposits directly to the Pledgee. Whether or not such additional
Pledged Collateral is evidenced by certificates, the Pledgor shall permit the Pledgee to file a Code Financing Statement naming the Pledgor as debtor and the Pledgee as secured party with respect to the additional Collateral with the Delaware Secretary of State, in form and substance satisfactory to the Pledgee in its sole and absolute determination, and without the requirement of the Pledgor's signature.

      3.3 Uncertificated Pledged Collateral. In addition to anything contained in Sections 3.1 and 3.2 hereof, if any Pledged Collateral (whether now owned or hereafter acquired) is not certificated or becomes an uncertificated security, the Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required to perfect the security interest and pledge in favor of the Pledgee under applicable law (including, in any event, any action required or appropriate under this Agreement or the Code). The Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effectuate the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder.

      4. VOTING, ETC. Until the occurrence and continuance of an Event of Default (as defined in the Loan Agreement), the Pledgor shall be entitled to vote any and all of the Pledged Collateral; provided; however, that no vote shall be cast or any action taken by Pledgor which would violate or be materially inconsistent with any of the terms of this Agreement, the Loan Agreement, any other Loan Document, or which would have the effect of materially impairing the position or interests of the Pledgee or which would authorize or effect actions prohibited under the terms of the Loan Agreement or any Loan Document. All such rights of the Pledgor to vote shall cease upon the occurrence and during the continuance of an Event of Default, if the Pledgee so directs and provides notice to the Pledgor to do so; provided, however, that upon the cure or waiver of such Event of Default, all rights of the Pledgee to vote any and all of the Pledged Collateral shall cease.

      5. PAYMENTS AND OTHER DISTRIBUTIONS. Until the occurrence and continuance of an Event of Default and subject in all cases to the Intercreditor Agreement, all cash, dividends or distributions payable in respect of the Pledged Collateral (to the extent such payments shall be permitted pursuant to the terms and provisions of the Loan Agreement) shall be paid to the Pledgor; provided, however, upon the occurrence and during the continuance of an Event of Default, all cash dividends or distributions payable in respect of the Pledged Collateral shall be paid to the Pledgee as security for the Obligations if the Pledgee so directs and provides notice to the Pledgor to that effect; provided, further that upon the cure or waiver of such Event of Default, all cash dividends or distributions payable in respect of the Pledged Collateral shall be paid to the Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

      (a) all other or additional securities or investment property, or rights to subscribe for or purchase any of the foregoing, or property (other than cash) paid or distributed by way of dividend in respect of the Pledged Collateral; and

      (b) all other or additional securities, investment property or property (including cash) paid or distributed in respect of the Pledged Collateral by way of split, spin-off, split-up, reclassification, combination of shares or similar rearrangement.

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      Subject to the Intercreditor Agreement, if at any time the Pledgor shall obtain or possess any of the foregoing Collateral described in this Section, the Pledgor shall be deemed to hold such Collateral in trust for the Pledgee for the benefit of the Pledgee and the Bank Product Providers, and the Pledgor shall promptly surrender and deliver such Collateral to the Pledgee.

      6. REMEDIES IN CASE OF AN EVENT OF DEFAULT. Subject to the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, the Loan Agreement, any other Loan Documents, and/or in equity or by law, and including, without limitation, all rights and remedies of a secured party of a debtor in default under the
Code) for the protection and enforcement of its rights in respect of the Pledged Collateral, and to the fullest extent permitted by applicable law, the Pledgee shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

      (a) to receive all amounts payable to the Pledgor in respect of the Pledged Collateral in accordance with Section 5 hereof;

      (b) to transfer all or any part of the Pledged Collateral into the Pledgee's name or the name of its nominee or nominees for the benefit of the Pledgee and the Bank Product Providers;

      (c) to vote all or any part of the Pledged Collateral and otherwise act with respect thereto as though it were the outright owner thereof in accordance with Section 4 hereof;

      (d) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Pledged Collateral in one or more parcels, or any interest therein, at any public or private sale at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, without demand of performance, advertisement or notice of intention to sell or of time or place of sale or adjournment thereof or to redeem (all of which, except as may be required by mandatory provisions of applicable law, are hereby expressly and irrevocably waived by the Pledgor) for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its commercially reasonable judgment may determine. The Pledgor agrees that to the extent that notice of sale shall be required by law that at least ten (10) calendar days' notice to the Pledgor of the time (which shall be during normal business hours) and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Pledged Collateral, whether before or after sale hereunder, and all rights, if any of marshalling the Pledged Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee may bid for and purchase all or any part of the Pledged Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any of the Bank Product Providers shall be liable for failure to collect or realize upon any or all of the Pledged Collateral or for any delay in so doing nor shall the

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Pledgee nor any of the Bank Product Providers be under any obligation to take any action whatsoever with regard thereto;

      (e) to settle, adjust, compromise and arrange all accounts, controversies, questions, claims and demands whatsoever in relation to all or any part of the Pledged Collateral;

      (f) in respect of the Pledged Collateral, to execute all such contracts, agreements, deeds, documents and instruments, to bring, defend and abandon all such actions, suits and proceedings, and to take all actions in relation to all or any part of the Pledged Collateral as the Pledgee in its reasonable discretion may determine;

      (g) to appoint managers, sub-agents, officers and servants for any of the purposes mentioned in the foregoing provisions of this Section and to dismiss the same, all as the Pledgee in its reasonable discretion may determine; and

      (h) generally, to take all such other action as the Pledgee in its reasonable discretion may determine as incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section and which the Pledgee may or can do lawfully and to use the name of the Pledgor for the purposes aforesaid and in any proceedings arising therefrom.

      7. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee (for the benefit of the Pledgee and the Bank Product Providers) provided for in this Agreement, the Loan Agreement, any Loan Document (as defined in the Loan Agreement) or any other security agreement, mortgage, guaranty or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee (for the benefit of the Pledgee and the Bank Product Providers) of any one or more of the rights, powers or remedies provided for in this Agreement, the Loan Agreement, or any other Loan Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof.

      8. APPLICATION OF PROCEEDS. Subject to any mandatory requirements of applicable law and the terms of the Loan Agreement and the Intercreditor Agreement, all moneys collected by the Pledgee (for the benefit of the Pledgee and the Bank Product Providers) upon sale or other disposition of the Collateral, together with all other moneys received by the Pledgee hereunder, shall be applied as follows:

      (a) To the payment of any and all Lender Expenses;

      (b) Next, to the payment of the Obligations in accordance with the Loan Agreement; and

      (c) Any surplus then remaining shall be paid to the Pledgor.

      9. INDEMNITY. Without duplication of any amounts payable under any other similar indemnity provision set forth in the Loan Agreement or any other Loan Documents, the

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Pledgor shall: (i) pay all out-of-pocket costs and expenses of the Pledgee incurred in connection with the administration of and in connection with the preservation of rights under, and enforcement of, and any renegotiation or restructuring of this Agreement and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of counsel for the Pledgee); (ii) pay and hold the Pledgee and the Bank Product Providers harmless from and against any and all present and future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to this Agreement and save the Pledgee and the Bank Product Providers harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay any such taxes, charges or levies; and (iii) indemnify the Pledgee and each of the Bank Product Providers, and each of their respective officers, directors, shareholders, employees, representatives and agents from and hold each of them harmless against any and all costs, losses, liabilities, claims, obligations, suits, penalties, judgments, damages or expenses incurred by or asserted against any of them (whether or not any of them is designated a party thereto) arising out of or by reason of this Agreement or any transaction contemplated hereby (including, without limitation, any investigation, litigation or other proceeding related to this Agreement), including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding. Notwithstanding anything in this Agreement to the contrary, the Pledgor shall not be responsible to the Pledgee or any Bank Product Provider for any costs, losses, damages, liabilities or expenses which result from the gross negligence or willful misconduct on the part of such Pledgee or any Bank Product Provider. The Pledgor's obligations under this Section shall survive any termination of this Agreement.

      10. FURTHER ASSURANCES. Pledgor agrees that, at any time and from time to time, the Pledgor will join with the Pledgee in executing and, at the Pledgor's own expense, will file and refile under the Code such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral, and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor, and agrees to do such further acts and things and to promptly execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may require or deem advisable to carry into effect the purpose of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

      11. REASONABLE CARE BY PLEDGEE. The Pledgee shall be deemed by the Pledgor to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Pledgee accords its own similar property.

      12. TRANSFER BY THE PLEDGOR. Except as otherwise permitted under the Loan Agreement, if at all, the Pledgor shall not sell, transfer or otherwise dispose of, grant any option with respect to, or pledge or otherwise encumber any of the Collateral or any interest therein.

      13. REPRESENTATIONS AND WARRANTIES OF THE PLEDGOR. The Pledgor hereby represents and warrants to the Pledgee for the benefit of the Pledgee and the Bank

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Product Providers, which representations and warranties shall survive the execution and delivery of this Agreement, as follows:

      13.1 Validity, Perfection and Priority. The pledge and security interests in the Pledged Collateral granted to the Pledgee constitute valid and continuing security interests in the Pledged Collateral. Subject to the Intercreditor Agreement and the liens in favor of the Collateral Agent, the security interests in the Collateral granted to the Pledgee for the benefit of the Pledgee and the Bank Product Providers hereunder constitute valid and perfected security interests therein superior and prior to the rights or claims of any other person or entity therein.

      13.2 No Liens; Other Financing Statements.

      (a) The Pledgor is the legal and beneficial owner of, and has good and marketable title to, the Pledged Collateral.

      (b) Except for any filing made by the Collateral Agent, no financing statement or other evidence of lien covering or purporting to cover any of the Pledged Collateral is on file in any public office.

      13.3 Pledged Collateral.

      (a) The Pledged Collateral described in Annex A attached hereto is, and all other Pledged Collateral in which the Pledgor shall hereafter grant a lien or security interest pursuant to Section 2 hereof will be, duly authorized, validly issued, and fully paid, and, except for the pledge provided in Section
3.1 hereof in favor of Pledgee and in favor of the Collateral Agent, none of such Pledged Collateral is or will be subject to any legal or contractual restriction. The Pledged Collateral is, as of the date hereof, and shall be at all times hereafter during the term of this Agreement, freely transferable without restriction or limitation (except as limited by the terms of this Agreement).

      (b) The Pledged Collateral described in Annex A hereto constitutes all of the issued and outstanding securities and investment property legally and beneficially owned by the Pledgor on the date hereof in or relating to each of Viskase Films and WSC. The Pledgor is the sole shareholder of each of Viskase Films and WSC.

      13.4 Power and Authority. The Pledgor has the power and authority to pledge and collaterally assign all of the Pledged Collateral pursuant to this Agreement.

      13.5 Intentionally omitted.

      13.6 Litigation. There are no actions, suits or proceedings pending or, to the Pledgor's best knowledge, threatened against or involving Pledgor before any court with respect to any of the transactions contemplated by this Agreement or the ability of the Pledgor to perform any of the obligations of the Pledgor hereunder.

      13.7 State of Organization. The Pledgor's state of organization is Delaware.

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      13.8 Continued Existence. Upon any transfer of the Pledged Collateral to any Person as permitted upon the occurrence and during the continuance of an Event of Default in accordance with Section 6 hereof, each of Viskase Films and WSC shall continue in existence.

      14. COVENANTS OF THE PLEDGOR. Pledgor covenants and agrees with the Pledgee that on and after the date hereof and until all of the Obligations shall have been paid and performed in full (other than contingent indemnification obligations) and this Agreement terminates in accordance with its terms:

      14.1 Collateral. (a) The Pledgor will use its commercially reasonable efforts to defend the Pledgee's right, title and security interest in and to the Collateral against the claims and demands of all Persons whomsoever; (b) the Pledgor will have good and marketable title to and right to pledge any other property at any time hereafter constituting Collateral and will likewise use its commercially reasonable efforts to defend the right thereto and security interest therein of the Pledgee; and (c) Pledgor will not without the advance written consent of the Pledgee, with respect to any Pledged Collateral, enter into any shareholder type agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments, which would be inconsistent with the terms of this Agreement or materially and adversely affect the Pledgee's interest in any of the Pledged Collateral.

      14.2 Right of Inspection. To the extent permitted in the Loan Agreement, the Pledgee and its representatives shall have access to all the books, correspondence and records of the Pledgor relating to the Collateral, if any, and the Pledgee and its representatives may examine the same, take extracts therefrom and make photocopies thereof.

      14.3 Compliance with Laws. The Pledgor will comply with all requirements of law applicable to the Pledged Collateral or any part thereof, except where the failure to comply could not reasonably be expected to result in a Material Adverse Change.

      14.4 Intentionally omitted.

      14.5 No Impairment. The Pledgor will not take or permit to be taken any action which could materially impair the Pledgee's rights in the Pledged Collateral. The Pledgor will not create, incur or permit to exist, will use its commercially reasonable efforts to defend the Pledged Collateral against and will take such other action as is necessary to remove, any lien or claim on or to the Pledged Collateral, other than the liens created hereby and liens in favor of the Collateral Agent in accordance with the Intercreditor Agreement, and will use its commercially reasonable efforts to defend the right, title and interest of the Pledgee in and to any of the Pledged Collateral against the claims and demands of all Persons whomsoever.

      14.6 Performance by Pledgee of Pledgor's Obligations. If the Pledgor fails to perform or comply with any of the agreements contained herein, the Pledgee may, upon the occurrence and during the continuance of an Event of Default, without notice to or consent by the Pledgor, perform or comply or cause performance or compliance therewith; provided, however, the Pledgee shall not be under any obligation to taken any such action.

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      14.7 Further Identification of Pledged Collateral. The Pledgor will furnish to the Pledgee from time to time such reports in connection with the Pledged Collateral as the Pledgee may reasonably request from time to time.

      14.8 Continuous Perfection. The Pledgor will not change the Pledgor's name, in any manner which might make any financing or continuation statement filed hereunder seriously misleading within the meaning of any applicable provision of Article 9 of the Code) unless the Pledgor shall have given the Pledgee at least fifteen (15) days prior written notice thereof and shall have taken all action necessary or reasonably requested by the Pledgee to amend such financing statement or continuation statement so that it is not seriously misleading. The Pledgor will not change the Pledgor's state of organization unless the Pledgor shall have given the Pledgee at least fifteen (15) days prior written notice thereof and shall have taken such action as is necessary to cause the security interest of the Pledgee in the Pledged Collateral to continue to be perfected.

      14.9 Stay or Extension Laws. The Pledgor will not at any time claim, take, insist upon or invoke the benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Pledged Collateral prior to any sale or sales thereof to be made pursuant to the provisions hereof or pursuant to the decree, judgment, or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state to redeem the property so sold or any part thereof, and the Pledgor hereby expressly waives (to the extent not prohibited by applicable law), on behalf of the Pledgor and each and every person or entity claiming by, through and under the Pledgor, all benefit and advantage of any such law or laws, and covenants that the Pledgor will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power, right or remedy herein or hereby granted and delegated to the Pledgee, but will authorize, allow and permit the execution of every such power, right or remedy as though no such law or laws had been made or enacted.

      14.10 Viskase Film's and WSC's Records. The Pledgor shall cause each of Viskase Films and WSC to make a notation on its respective records indicating the interest granted hereby in favor of the Pledgee.

      15. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect (except as otherwise provided herein under Section 19) without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any change in the time, place or manner of payment of, or in any other term of, all or any of the Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of this Agreement, the Loan Agreement or any other Loan Document (as defined in the Loan Agreement), or any of the other documents, instruments or agreements relating to the Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof; (b) any lack of validity or enforceability of the Loan Agreement, or any other Loan Document (as defined in the Loan Agreement), or any other documents, instruments or agreement referred to therein or any assignment or transfer of any thereof; (c) any furnishing

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of any additional security or collateral to the Pledgee, for the benefit of the
Pledgee and/or the Bank Product Providers; or its assignees or any acceptance thereof or any release of any security by the Pledgee or its assignees; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any other Person, as applicable, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing; (f) any exchange, release or nonperfection of any other collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations; or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor.

      16. NOTICES, ETC. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in the form and manner, and shall be addressed to the parties set forth in the Loan Agreement.

      17. POWER OF ATTORNEY. Pledgor hereby absolutely and irrevocably constitutes and appoints the Pledgee for the benefit of the Pledgee and the Bank Product Providers as Pledgor's true and lawful agent and attorney-in-fact with full power of substitution, in the name of Pledgor upon the occurrence and during the continuance of an Event of Default: (a) to execute and do all such assurances, acts and things which the Pledgor ought to do but has failed to do under the covenants and provisions contained in this Agreement; (b) to take any and all such action as the Pledgee or any of its sub-agents, nominees or attorneys may, in its or their commercially reasonable discretion, reasonably determine as necessary or advisable for the purpose of maintaining preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of the Pledgee under this Agreement; and (c) generally, in the name of the Pledgor, exercise all or any of the powers, authorities, and discretions conferred on or reserved to the Pledgee by or pursuant to this Agreement, and (without prejudice to the generality of any of the foregoing) to deliver or otherwise perfect any deed, assurance, agreement, instrument or act as the Pledgee may deem proper in or for the purpose of exercising any of such powers, authorities or discretions. The Pledgor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts the Pledgee or any of the Pledgee's sub-agents or attorneys shall do or purport to do in the exercise of the power of attorney granted to the Pledgee pursuant to this Section, which power of attorney, being coupled with an interest and given for security, is irrevocable; provided, however, that the Pledgor neither ratifies nor confirms any acts of the Pledgee or any of the Pledgee's sub-agents or attorneys do in the exercise of this power of attorney if such acts constitute the gross negligence or willful misconduct of such Person.

      18. MISCELLANEOUS. The Pledgor agrees with the Pledgee that each of the obligations and liabilities of the Pledgor to the Pledgee under this Agreement may be enforced against the Pledgor without the necessity of joining any other Person (as defined in the Loan Agreement) as a party. This Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon the heirs and legal beneficiaries, and permitted successors and assigns, of the Pledgor, as applicable, and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. Unless otherwise defined herein, terms defined in the Code are used herein as therein defined. The headings and titles in this Agreement are for convenience of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. If any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. The Pledgor shall have no rights of subrogation as to any of the Pledged Collateral until full and complete performance and payment of the Obligations (other than contingent indemnification obligations). A signature hereto distributed by facsimile or electronic mail shall be deemed to be as legally binding as a signed original.

      19. TERMINATION; RECOVERY CLAIM. This Agreement shall terminate after the Obligations are paid in full (other than contingent indemnification obligations) and the Loan Agreement is terminated in accordance with its terms. Upon the termination of this Agreement, or as otherwise provided in the Loan Agreement, the Pledgee, at the request of the Pledgor and at the cost and expense of the Pledgor, will promptly execute and deliver to the Pledgor the proper instruments acknowledging the termination of this Agreement and the security interest and lien on the Pledged Collateral created hereby and will duly assign, transfer and deliver to the Pledgor or to whomsoever shall be lawfully entitled to receive the same (without recourse and without any representation or warranty of any kind) such of the Pledged Collateral as may be in the possession of the Pledgee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement. Should a claim ("Recovery Claim") be made upon the Pledgee or any or all of the Bank Product Providers at any time for recovery of any amount received by the Pledgee or any or all of the Bank Product Providers in payment of the Obligations (whether received from Pledgor or otherwise) and should the Pledgee or any or all of the Bank Product Providers repay all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Pledgee or any or all of the Bank Product Providers or any of their respective property; or (b) any settlement or compromise of any such Recovery Claim effected by the Pledgee or any or all of the Bank Product Providers with the claimant (including, without limitation, Pledgor), this Agreement and the security interests granted to the Pledgee for the benefit of the Pledgee and the Bank Product Providers hereunder shall continue in effect with respect to the amount so repaid to the same extent as if such amount had never originally been received by the Pledgee or any or all of the Bank Product Providers, notwithstanding any prior termination of this Agreement, the return of this Agreement to the Pledgor, or the cancellation of any note or other instrument evidencing the Obligations.

      20. AMENDMENTS; MARSHALLING, ETC. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Pledgee. The Pledgee shall be under no obligation to marshal any assets or collateral in favor of the Pledgor or any other person or entity or against or in payment of any or all of the Obligations. All indemnities set forth herein shall survive the execution and delivery of this Agreement and the making and repayment of the Obligations. The Bank Product Providers are the intended third party beneficiaries of this Agreement.

      21. REVIEW OF AGREEMENT BY PLEDGOR. The Pledgor acknowledges that Pledgor has thoroughly read and reviewed the terms and provisions of this Agreement, and that such terms and provisions are clearly understood by the Pledgor, and has been fully and unconditionally consented to by the Pledgor with the full benefit and advice of counsel chosen by the Pledgor, and that the Pledgor has freely and voluntarily signed this Agreement without duress.

      22. WAIVER OF CLAIMS. Except as otherwise provided in this Agreement or prohibited by law, PLEDGOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE PLEDGEE'S TAKING POSSESSION OR SALE OR THE PLEDGEE'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH PLEDGOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and Pledgor hereby further waives (and releases any cause of action and claim against the Pledgee as a result of), to the fullest extent permitted by law: (a) all damages occasioned by such taking of possession, collection or sale except any damages which are the direct result of the Pledgee's gross negligence or willful misconduct; (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Pledgee's rights hereunder; (c) demand of performance or other demand, notice of intent to demand or accelerate, notice of acceleration, presentment, protest, advertisement or notice of any kind to or upon the Pledgor or any other person or entity; and (d) all rights of redemption, appraisement, valuation, diligence, stay, extension or moratorium now or hereafter in force under any applicable law in order to delay the enforcement of this Agreement.

      23. INTENTIONALLY OMITTED.

      24. GOVERNING LAW; SUBMISSION TO JURISDICTION.

      (a) THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF ILLINOIS AND THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT, AND THE RIGHTS AND OBLIGATIONS OF PARTIES HEREUNDER, SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW OR CHOICE OF LAW PRINCIPLES.

      (b) THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH OR RELATED TO THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN COOK COUNTY, STATE OF ILLINOIS. THE PLEDGOR WAIVES ANY RIGHT PLEDGOR MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO SUCH VENUE AND HEREBY CONSENTS TO ANY COURT ORDERED RELIEF. NOTHING CONTAINED IN THIS SECTION SHALL AFFECT THE RIGHT OF THE PLEDGEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER

PERMITTED BY LAW OR AFFECT THE RIGHT OF THE PLEDGEE TO BRING ANY ACTION OR PROCEEDING AGAINST THE PLEDGOR OR PLEDGOR'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

      25. WAIVER OF TRIAL BY JURY. THE PLEDGOR AND THE PLEDGEE EACH KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO TRIAL BY JURY OF ALL DISPUTES BETWEEN THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO OR ARISE OUT OF THIS AGREEMENT OR TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE PLEDGOR AND THE PLEDGEE EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PLEDGOR AND THE PLEDGEE FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

      26. Intercreditor Agreement. (a) The Liens granted hereunder in favor of the Pledgee for the benefit of itself and the Bank Product Providers in respect of the Collateral and the exercise of any right related thereto thereby shall be subject, in each case, to the terms of the Intercreditor Agreement. (b) In the event of any direct conflict between the express terms and provisions of this Agreement and of the Intercreditor Agreement, the terms and provisions of the Intercreditor Agreement shall control.

      IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                        VISKASE COMPANIES, INC.

                                        By: /s/ Gordon S. Donovan

                                        Its: Vice President

                                        WELLS FARGO FOOTHILL, INC.

                                        By: /s/ Brent E. Shay

                                        Its: Vice President

ACKNOWLEDGED AND AGREED:

      Each of Viskase Films, Inc. and WSC Corp. hereby (i) acknowledges the pledge of the Pledged Collateral described above pursuant to the terms of this Pledge Agreement and agrees to register such pledge in its books and records, and (ii) agrees, upon receipt of notice from Pledgee of the occurrence and continuance of an Event of Default, to comply with the written instructions originated by Pledgee, without further consent of the registered holder of the Pledged Collateral, including, without limitation, instructions to pay and remit to Pledgee all distributions and other amounts payable to the Pledgor (upon redemption, termination and dissolution of each of Viskase Films, Inc. and WSC Corporation or otherwise), and to transfer to, and register the Pledged Collateral in the name of, Pledgee or its nominee, and (iii) agrees to promptly honor its payment obligations contained in this Pledge Agreement.

VISKASE FILMS, INC.

By: /s/ Gordon S. Donovan
Its: Vice President

WSC CORP.

By: /s/ Gordon S. Donovan
Its: Vice President

                           Annex A to Pledge Agreement

                   NO. OF                                 %
    ISSUER         SHARES       CLASS     CERT. NO.   OWNERSHIP   JURISDICTION   CERT./UNCERT.
    ------         ------       -----     ---------   ---------   ------------   -------------
Viskase Films,
      Inc.            100      Common        3           100%          DE            Cert.

   WSC Corp.        1,000      Common        6           100%          DE            Cert.